UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2008

Structured Products Corp.

on behalf of

TIERS Principal-Protected Minimum Return Asset Backed Certificates
Trust Series S&P 2003-23

(Exact name of registrant as specified in its charter)

Delaware	001-31907	13-3692801
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

388 Greenwich Street New York, New York	10013	(212) 816-7496
(Address of principal executive offices)	(Zip Code)	(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

This current report on Form 8-K relates to an exchange of assets made by TIERS Principal-Protected Minimum Return Asset Backed Certificates Trust Series S&P 2003-23 (the "Trust").

On June 19, pursuant to Section 5 of the TIERS® Asset Backed Supplement Series S&P 2003-23 dated December 3, 2003 (the "Series Supplement"), between Structured Products Corp., as depositor (the "Depositor"), and U.S. Bank National Association, Cayman Islands Branch, a company organized and existing under the laws of the United States of America, registered as a foreign company under Part IX of the Companies Law (2003 Revision) of the Cayman Islands and holding a bank and trust license pursuant to the Banks and Trust Companies Law (2003 Revision) of the Cayman Islands, as trustee (the "Trustee"), supplementing the Corporate Trust Agreement dated as of December 3, 2003 (the "Base Corporate Trust Agreement"), between the Depositor and the Trustee, the Trust exchanged $20,500,000 of Capital One Multi-Asset Execution Trust Class A (2003-A3) Notes (CUSIP: 14041NASO) as Term Assets (as defined in the Series Supplement) for $20,500,000 of Discover Card Master Trust I Class A (2003-3) Certificates (CUSIP: 25466KEQ8) as Term Assets.

The issuer of the Term Assets acquired by the Trust on June 19, 2008, or guarantor thereof, or successor thereto, as applicable, is subject to the information reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Periodic reports and other information required to be filed pursuant to the Exchange Act, by such issuer, or guarantor thereof, or successor thereto, as applicable, may be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission (the "Commission") at 450 Fifth Street, N.W., Washington, D.C. 20549. The Commission also maintains a site on the World Wide Web at "http://www.sec.gov" at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering, Analysis and Retrieval system. Neither Structured Products Corp. nor the Trustee has participated in the preparation of such reporting documents, or made any due diligence investigation with respect to the information provided therein. Neither Structured Products Corp. nor the Trustee has verified the accuracy or completeness of such documents or reports. There can be no assurance that events affecting the issuer of such Term Assets, or guarantor thereof, or successor thereto, as applicable, or such Term Assets have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.

Underlying Securities Issuer(s) or Guarantor, or successor thereto	Exchange Act File Number
Discover Card Master Trust I	000-23108

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:  /s/ Brian Clancy
________________________________
Name:    Brian Clancy
Title:      Authorized Signatory

June 19, 2008

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